EXHIBIT 10.7

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                 April 11, 2006

Atlas Stock Transfer Corp.
5899 South State Street
Salt Lake City, Utah 84107

Attention: Pamela Gray

      RE: SWISS MEDICA, INC.

Ladies and Gentlemen:

      Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between Swiss Medica, Inc., a Delaware corporation (the "Company"), and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") and that certain Pledge and Escrow Agreement (the "Pledge Agreement") of even date herewith among the Company and the Buyers. Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, an the Buyers shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of Two Million Dollars ($2,000,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at the Buyers discretion. The Company has also issued to the Buyer warrants to purchase up to 2,000,000 shares of Common Stock, at the Buyer's discretion (the "Warrant"). These instructions relate to the following stock or proposed stock issuances or transfers:

      1. a minimum of 60,000,000, or as otherwise indicated in the Investor's Registration Rights Agreement, Shares of Common Stock to be issued to the Buyers upon conversion of the Debentures ("Conversion Shares") plus the shares of Common Stock to be issued to the Buyers upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares").

      2. Up to 2,000,000 shares of Common Stock to be issued to the Buyers upon exercise of the Warrant (the "Warrant Shares").

      3. The transfer of up to 27,586,207 shares of Common Stock (the "Reserved Shares") that are being reserved by the Atlas Stock Transfer Corp. (the "Transfer Agent") as outlined herein and pursuant to the Pledge Agreement.

      This letter shall serve as our irrevocable authorization and direction to the Transfer Agent to do the following:

      1. Conversion Shares and Warrant Shares.

            a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares, Warrant Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares, Warrant Shares and the Interest Shares to the Buyers from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice") in the form attached as Exhibit A to the Debentures, or a properly completed and duly executed Exercise Notice (the "Exercise Notice") in the form attached as Exhibit A to the Warrant, delivered to the Transfer Agent by the David Gonzalez, Esq., counsel to the Buyer, on behalf of the Company. Upon receipt of a Conversion Notice or an Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyer's or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

            b. The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares and the Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in
                  Exhibit I attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit II attached hereto. On the other had if the Conversion Shares, Warrant Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares, Warrant Shares and Interest Shares shall bear the following legend:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

            c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or the Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

            d. Instructions Applicable to David Gonzalez. Upon David Gonzalez's receipt of a properly completed Conversion Notice or Exercise Notice and the Aggregate Exercise Price (as defined in the Warrant), David Gonzalez shall, within one (1) Trading Day thereafter, send to the Transfer Agent and the Company the Conversion Notice or Exercise Notice as the case may be, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.

      2. Reserved Shares.

            a. Instructions Applicable to Transfer Agent. With respect to the Reserved Shares, upon an event of default as set forth in the Pledge Agreement, the Transfer Agent shall issue the Escrowed Shares to the Buyers all of the Escrowed Shares, provided that in the event that such issuance of Escrowed Shares to the Buyers shall would cause the Buyers, together with its affiliates, to beneficially own in excess of 9.99% of the outstanding capital of the Company, upon delivery to the Transfer Agent of a properly completed and duly executed Default Notice (the "Default Notice") in the form attached as Exhibit A to the Pledge Agreement, delivered to the Transfer Agent by the David Gonzalez, Esq., counsel to the Buyer. In the event that such an issuance to the Buyer shall cause the Buyer to own in excess of 9.99% of the outstanding capital of the Company the Buyer shall the right to deliver to the Transfer Agent a Default Notice every time the Buyer's holdings of Escrowed Shares is under 9.99% of the outstanding capital of the Company until such time the Buyers has foreclosed on all Escrowed Shares. Upon receipt of a Default Notice the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Default Notice, a certificate, registered in the name of the Buyer or its designees, for the number of Escrowed Shares to which the Buyer shall be entitled as set forth in the Default Notice or
                  (ii) provided the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyer's or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

            b. Instructions Applicable to David Gonzalez. Upon David Gonzalez's receipt of a properly completed Default Notice, David Gonzalez shall, within one (1) Trading Day thereafter, send to the Transfer Agent and the Company the Default Notice which shall constitute an irrevocable instruction to the Transfer Agent to process such Default Notice in accordance with the terms of these instructions.

            c. In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a transfer of the Reserved Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purpose of transferring the Reserved Shares.

      3. All Shares.

            a. The Transfer Agent shall reserve for issuance to the Buyers a minimum of 60,000,000, or as otherwise indicated in the Investor's Registration Rights Agreement, Conversion Shares, 2,000,000 Warrant Shares and 27,297,260 Reserved Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

            b. The Company hereby irrevocably appoints David Gonzalez t as a duly authorized agent of the Company for the purposes of authorizing the Transfer Agent to process issuances and transfers specifically contemplated herein.

            c. The Transfer Agent shall rely exclusively on the Conversion Notice, the Escrow Notice, or the Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice, Default Notice, or Exercise Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

            d. The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

      Certain Notice Regarding David Gonzalez. The Company and the Transfer Agent hereby acknowledge that David Gonzalez is general counsel to the Buyers, a partner of the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, David Gonzalez shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

      The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyers.

      Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

      The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

      The Company and the Transfer Agent acknowledge that the Buyers is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

      Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                          COMPANY:

                                          SWISS MEDICA, INC.

                                          By: /s/ Raghunath Kilambi
                                             ---------------------------
                                          Name: Raghunath Kilambi
                                          Title: Chief Executive Officer

                                          /s/ David Gonzalez
                                          ------------------------------
                                          David Gonzalez, Esq.

Atlas Stock Transfer Corp.

By: /s/ Jerry R. Rowley
   ------------------------------
Name: Jerry R. Rowley
     ----------------------------
Title: President
      ---------------------------

                                   SCHEDULE I
                                   ----------

                               SCHEDULE OF BUYERS
                               ------------------

                                                                  Address/Facsimile
Name                               Signature                      Number of Buyers
--------------------------------   ---------------------------    -----------------------------

Montgomery Equity Partners, Ltd.   By: Yorkville Advisors, LLC    2999 Northeast 191 Street -
                                                                  Penthouse II
                                   Its: General Partner           Aventura, FL 33180
                                                                  Facsimile:     (305) 692-1762

                                   By: /s/ Robert D. Press
                                      -----------------------
                                   Name: Robert D. Press
                                   Its:  Portfolio Manager


                                   SCHEDULE I-1

                                    EXHIBIT I
                                    ---------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------

_________, 2006

_________

Attention:

RE: SWISS MEDICA, INC.

Ladies and Gentlemen:

      We are counsel to Swiss Medica, Inc., (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of March __, 2006 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyers") pursuant to which the Company has agreed to sell to the Buyers up to $2,000,000 of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of March ___, 2005, with the Buyers (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2006, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

      In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.


                                   EXHIBIT I-1

      The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

                                    Very truly yours,


                                    By:________________________________


                                   EXHIBIT I-2

                                   EXHIBIT II
                                   ----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                                 FORM OF OPINION
                                 ---------------

________________ 2005

VIA FACSIMILE AND REGULAR MAIL
------------------------------

________

Attention:

      RE: SWISS MEDICA, INC.

Ladies and Gentlemen:

      We have acted as special counsel to Swiss Medica, Inc. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

      In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2006.

      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

      In rendering this opinion we have relied upon the accuracy of the foregoing statements.


                                   EXHIBIT II

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

      This opinion is furnished to Transfer Agent specifically in connection with the sale or transfer of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,


                                  EXHIBIT II-2

                                    EXHIBIT A
                                    ---------

                         (LIST OF SELLING STOCKHOLDERS)
                         ------------------------------

Name:                                                        No. of Shares:
---------------------------------------------------------    -----------------




                                    EXHIBIT A